UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2023

23andMe Holding Co.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39587	87-1240344
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

349 Oyster Point Boulevard

South San Francisco, California 94080

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 938-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	ME	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On August 31, 2023, 23andMe Holding Co. (the “Company”) issued a press release announcing that that the U.S. Food and Drug Administration (FDA) granted 510(k) clearance to expand its existing BRCA1/BRCA2 (Selected Variants) Genetic Health Risk Report. In addition to the 510(k) clearance, the FDA also granted 23andMe the first-ever Predetermined Change Control Plan (PCCP), which allows the Company to report on additional BRCA variants without premarket review provided those variants meet the same rigorous analytical and clinical requirements demonstrated in this 510(k) clearance. The PCCP is pursuant to the FDA’s “Marketing Submission Recommendations for a Predetermined Change Control Plan for Artificial Intelligence/Machine Learning Enabled Device Software Functions” Guidance announced this spring. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this report furnished pursuant to Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

The website address set forth in this report is included as an inactive textual reference only. The information contained on the website referenced herein is not incorporated into this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	23andMe Holding Co. Press Release, dated August 31, 2023

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

23ANDME HOLDING CO.

By:	/s/ Kathy Hibbs
Name: Kathy Hibbs
Title: Chief Administrative Officer

Dated: August 31, 2023